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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  April 20, 1999


                             KALAN GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


           COLORADO                0-25658                 84-1357927
(State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)          File Number)         Identification Number)


                               NO. 60A JALAN 19/3
                               46300 PETALING JAYA
                               SELANGOR, MALAYSIA
                    (Address of principal executive offices)

     Registrant's telephone number, including area code: 011-60-3-756-5082

Former Address, if Changed Since Last Report: Tower II, Suite 100, 12835 E. Arapahoe Road, Englewood, Colorado 80112

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The Registrant's Current Report on Form 8-K dated April 21, 1999 filed with the
Securities and Exchange Commission on April 21, 1999 (the "Original Form 8-K") is amended as follows.

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  The Original Form 8-K states that in connection with the acquisition of 100% of the issued and outstanding common shares of Animated Electronic Industries Sdn Bhd ("AEI"), the Registrant issued a total of 87,000,000 shares to the shareholders of AEI. AEI has subsequently advised the Registrant that only 83,320,000 shares were issued to shareholders of AEI, and that it contends that the remaining 3,680,000 shares were improperly issued to two persons who rendered services to the Registrant in connection with the acquisition. The Registrant is attempting to negotiate a settlement with such persons, pursuant to which such persons would receive cash compensation in exchange for the 3,680,000 shares.

                  The Original Form 8-K contains certain historical and forward-looking statements relating to the operating revenues and after-tax profit of AEI for the fiscal years ended 1998, 1999 and 2000 under generally accepted accounting principles in effect in Malaysia ("Malaysian GAAP"). Such statements do not take into account differences in the accounting treatment of certain items on AEI's financial statements under generally accepted accounting principles in effect in the United States ("US GAAP") as compared to Malaysian GAAP and, accordingly, such statements should not be relied upon for purposes of describing AEI's historical or anticipated results under US GAAP.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Financial Statements of Businesses Acquired. The financial statements of Animated Electronic Industries Sdn Bhd are set forth as Exhibit 99.1, and are incorporated by reference herein.

                  (b) Pro Forma Financial Statements. Pro forma condensed consolidated financial statements of Kalan Gold Corporation are set forth as Exhibit 99.2 and are incorporated by reference herein.

                  (c)      Exhibits

                           2.1 Agreement and Plan of Reorganization, dated April 20, 1999, among Kalan Gold Corporation, Animated Electronic Industries Sdn Bhd ("AEI"), and the stockholders of AEI set forth therein........................................

                           99.1 Financial statements of Animated Electronic Industries Sdn Bhd as of December 31, 1998 and 1997 and for the two years ended December 31, 1998 and as of March 31, 1999 and for the three-month period then ended..................

                           99.2 Kalan Gold Corporation pro forma condensed financial statements as of March 31, 1999 and for the fiscal year ended December 31, 1998 and for the three-month period ended March 31,
                                 1999...........................................


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KALAN GOLD CORPORATION
                                             (Registrant)


Date:  July 2, 1999.                      By:   /s/ PATRICK SOON-HOCK LIM
                                             ---------------------------------
                                          Patrick Soon-Hock Lim
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       ------------
2.1               Agreement and Plan of Reorganization, dated April 20, 1999, among Kalan Gold Corporation, Animated Electronic Industries
                  Sdn Bhd ("AEI"), and the stockholders of AEI set forth
                  therein.......................................................

99.1              Financial statements of Animated Electronic Industries Sdn Bhd as of December 31, 1998 and 1997 and for the two years ended
                  December 31, 1998 and as of March 31, 1999 and for the
                  three-month period then ended.................................

99.2              Kalan Gold Corporation pro forma condensed financial
                  statements as of March 31, 1999 and for the fiscal year ended
                  December 31, 1998 and for the three-month period ended March
                  31, 1999......................................................